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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        Date of Report: November 25, 1998



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



             California                File No. 0-19231           68-0166366
    (State or other jurisdiction of   (Commission File Number)   (IRS Employer)
    Incorporated or organization)                            Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California            95404-4905
         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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Item 5.  Other Events

Press releases for the following (article attached):

         Redwood Empire Bancorp declares quarterly dividend on its common stock.











                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



             11/25/98
Date:  ___________________         REDWOOD EMPIRE BANCORP
                                         (Registrant)


                                         /s/ James E. Beckwith
                                    By:  _____________________
                                         James E. Beckwith
                                         Executive Vice President and
                                         Chief Financial Officer


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                                   FOR:     REDWOOD EMPIRE BANCORP

                           APPROVED BY:     James Beckwith
                                            Chief Financial Officer
                                            (707) 522-5215

                               CONTACT:     Morgen-Walke Associates, Inc.
                                            John Swenson, Bruce Schoenfeld
                                            (415) 296-7383
For Immediate Release                       Mark Owen
                                            (212) 850-5600


                    REDWOOD EMPIRE BANCORP DECLARES QUARTERLY
                            DIVIDENDS ON COMMON STOCK


SANTA ROSA, Calif. (November 24, 1998) -- Redwood Empire Bancorp (NASDAQ: REBC) today announced that its Board of Directors has declared a quarterly cash dividend of 4 cents per share on the Company's Common Stock. The dividend is payable on January 15, 1999 to shareholders of record on December 31, 1998.
         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches and loan production offices in various northern California locations.

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